SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K 12g3

                                 CURRENT REPORT

        Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of
                                      1934

                           Date of Report May 31, 2006


                            TONGA CAPITAL CORPORATION
                  ---------------------------------------------
             (Exact name of registrant as specified in its chapter)


   COLORADO                 000-50619                       84-1069035
   --------                 ----------                      ----------
(State or other             (Commission File                (IRS Employer
jurisdiction of             Number)                         Identification No.)
of incorporation)

6590 E. Lake Pl., Centennial, CO               80111
- -------------------------------              ---------
(Address of principal executive offices)     (Postal Code)


        Registrant's telephone number, including area code (303) 570-6093
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

      The Momentum has entered into a Plan and Agreement of Reorganization with Momentum Biofuels, Inc. shareholders to acquire 100% of Momentum are wholly owned subsidiary to enter the biodiesel business. The Momentum is issuing 38 million shares for the transaction and will retire 13 million share for $400,00 as part of the transaction.

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Our Momentum has entered into a Plan and Agreement of Reorganization whereby it has acquired Momentum Biofuels, Inc.

Momentum Biofuels, Inc. is a Texas corporation (hereinafter "the Company"), whose business purpose is to manufacture high quality biodiesel fuel for sale to local distributors, jobbers, and state and local government fleets. Biodiesel is a domestic, renewable fuel for use in diesel engines that is derived from vegetable oils, such as soybean or mustard seed oil, and can be blended with petroleum-based diesel fuel for use in existing diesel engines. Such blends are typically 2%, 5% or 20% biodiesel with the balance being petroleum diesel and are identified as B-2, B-5 and B-20, respectively.

The principals of Momentum Biofuels, Inc. have been involved in the development of processes for the production of biodiesel from "yellow grease" (grease trap grease) and RBD soy oil (refined, bleached and deodorized) for over four years. Most recent involvement has included the production and sale of biodiesel on a continuous basis for over a year. The Momentum intends to use the latest of the processes to produce approximately 20,000,000 gallons of biodiesel per year.

The Business of Momentum Biofuels, Inc. (Momentum)

Momentum is located in League City, Texas and the biodiesel production facility is planned to be located the city of La Porte, both near Houston, Texas. The manufacturing facility will have some office space, which will serve as plant office and lab. All accounting, feedstock logistics, order processing, regulatory compliance and marketing operations for Momentum will be handled at the Company's executive offices. Momentum projects that its plant will have the capacity to produce B100 at the rate of 1,645,000 gallons per month (approximately 20,000,000 gallons per year).

Momentum recognizes that much of the existing demand for biodiesel is a result of the need of certain entities to comply with the requirements of the Energy Policy Act of 1992 (and amendments thereto) and clean air regulations promulgated by the EPA. Although Momentum does not foresee any changes to these rules and regulations or threats to their continued existence, Momentum can make no assurance that these rules and regulations will continue to remain in effect throughout the lifetime of the Company. The biodiesel industry is subject to significant federal, state and local government regulation, including those relating to the certification of manufacturing and product, taxes on fuel, transportation, emissions, environmental, and building and zoning requirements.

After stable operations of the LaPorte plant have been established, Momentum plans to select another location and repeat the development process. This will be continued until production capacity has reached 100,000,000 gallons per year by Momentum. Additionally, Momentum plans to establish a parallel practice to offer consulting to other plant developers. These consulting services would include plant design, plant construction, staff training and, in some cases, plant operations. These services would be offered for a combination of fees and a minimum of 10% ownership in the developed plant. All costs associated with the development would be the responsibilities of the developers. It is anticipated that these "consulting plants" would, at some point, be available for acquisition by Momentum on some basis.



The Product

Biodiesel contains no petroleum, but can be used in any concentration with petroleum-based diesel fuel in existing diesel engines with no major modification. Biodiesel is produced by a simple refining process called transesterification which removes glycerin from the vegetable oil or animal fat. The process leaves two products--methyl esters (the chemical that is called biodiesel) and glycerin.

Used in conventional engines, pure biodiesel (B100) has been shown to reduce emissions of total unburned hydrocarbons by as much as 70%, total carbon monoxide and other particulate matter by almost 50%. Sulfur emissions are essentially eliminated altogether. The use of Biodiesel also significantly reduces health risks associated with petroleum diesel. The EPA has surveyed the large body of biodiesel emissions studies published over the past several years and averaged the Health Effects testing results. Their findings show biodiesel emissions exhibit dramatically decreased levels of polycyclic aromatic hydrocarbons (PAH) and nitrated polycyclic aromatic hydrocarbons (nPAH), which have been identified as potential cancer causing compounds. In the Health Effects testing PAH compounds were reduced by 75 to 85%. Targeted nPAH compounds were reduced by 90 to 99%. These reductions in the carcinogens are also realized in blends as low as B20 (a mixture of 20% biodiesel and 80% petroleum diesel. In May 2000, biodiesel became the only alternative fuel in the country that successfully completed the Tier I and Tier II Health Effects testing required under the Clean Air Act. These results clearly demonstrate the significant reductions in most currently regulated emissions that can be achieved by using biodiesel, as well as biodiesel's non-toxic effect on health.

Biodiesel has several advantages over traditional petroleum-based diesel other than the fact that it is cleaner burning. Biodiesel has an extremely high flash point, making it safer to transport than petroleum diesel because it takes a higher temperature to flame. Biodiesel is also easier on engines; increasing engine life with its usage as well as reducing the odor that petroleum-based diesel produces. Biodiesel delivers similar torque, horsepower, and miles-per-gallon as petroleum diesel with no need to make engine modification or changes in the fuel handling or delivery system.

Momentum is determined to manufacture a biodiesel product that combines low cost with the latest technology for those distributors who understand quality. Momentum intends to establish working relations and a lasting rapport with distributors interested in purchasing biodiesel. In addition to marketing to local distributors, Momentum intends to directly market its product to government fleets, including the metropolitan public transport fleets. The Energy Policy Act requires these fleets to earn alternative fuel vehicle ("AFV") credits, which can be accomplished by purchasing biodiesel.

Feedstock Supply

Momentum is dependent on suppliers of petroleum-based diesel and suppliers of soybean oil to make its product. Because biodiesel can be manufactured from the oil of most vegetables or animal fat, Momentum is not dependent on a single crop source in order to manufacture its biodiesel. Momentum believes this flexibility will insulate it from any price swings associated with the scarcity of any particular crop due to agricultural conditions. Additionally, competition for soybeans from other sources might provide competition for this material source. In the event of significant competition for raw materials, Momentum might have to reduce its production and thereby affect its overall profitability.

At the current time, the main ingredient used to produce biodiesel is soybean oil. Soybean oil is an international commodity for which a price is set on the international agricultural market. The price of soybean oil varies dramatically from month to month and year to year based on various complex factors at play on the world soybean oil market. Momentum has taken and intends to take reasonable and prudent measures to attempt to mitigate the effect on its production costs due to fluctuations in the price of soybean oil that it purchases to produce biodiesel. However, there is no guaranty that Momentum will be successful in controlling such costs. Adverse pricing in the world market may have an adverse affect on Momentum profitability or ability to continue as a going concern

Patents and Trademarks

Because the process for making biodiesel is well known, Momentum does not utilize patented equipment or processes in the production of its products. The Momentum does intend to utilize a trademark and trade name in connection with the sale and marketing of its products. Momentum intends to monitor the use of its intellectual property and will evaluate from time to time if any of its intellectual property can be patented.

Regulations

Momentum's products are subject to meeting standards established in ASTM D6571 set forth by the American Society for Testing and Materials for biodiesel fuel. The Momentum is also subject to federal, state and local regulations concerning the environment and occupational safety and health. Momentum and its principals have not experienced difficulty in complying with these regulations in the past, and Momentum does not believe that compliance will have a materially adverse effect on its business.

Employees

Momentum expects to employ approximately 16 persons on a full-time basis, of which approximately 8 will be engaged in manufacturing activities and 8 engaged in sales, administration, and support.



Legal Proceedings

Momentum is currently not a party to any litigation and is not aware of any threatened litigation that would have a material adverse effect on its business.

The Market

Momentum currently is positioned to sell biodiesel to distributors, jobbers, and local and governmental fleets located throughout Texas. Momentum, however, if demand dictates will consider opportunities to add additional product lines or vertically integrate.

Business and Marketing Strategy

Momentum's business strategy is to be a leading supplier of biodiesel for most markets using petroleum-based fuels by establishing plants in each such market. Such plants will be constructed from Momentum cash flows and in joint venture with others. Momentum intends to establish a consulting practice in addition to its biodiesel production and sales to provide support to other companies seeking to enter into the biodiesel industry. Such consultations would be engaged on a fee basis to include plant design, construction, staff training and, in some instances, plant operations. Any such consulting fee would include at least a 10% ownership interest in the proposed plant. Momentum plans to access the public funds market at an early date through its acquisition by Tonga Capital Corporation and intends to achieve a private placement of $5,000,000 for expansion and operating capital.

Momentum believes the following to be the keys to its success: marketing of biodiesel through the fossil fuel market, achieving economies of scale, quality control for manufacturing premium biodiesel, and establishing a rapport with all distributors and jobbers interested in alternative fuels.

Momentum does not intend to market to the end user of the biodiesel product. Instead, Momentum is interested in manufacturing large quantities of biodiesel for companies and government organizations for further distribution to the customer or end user.

However, Momentum does intend to employ a marketing strategy that involves direct contact with certain targeted groups of potential customers if demand dictates. These groups include: city transit, the military, school bus fleets, fuel distributors, and state and local goverment fleets.

The Competition

Momentum believes that rivalry among existing manufacturers of biodiesel is virtually non-existent because demand far outstrips supply. Momentum also believes that buyers will tend to purchase and distribute biodiesel based on their location and available channels of distribution. Therefore, customers will buy from the supplier located closest to them, minimizing transportation costs. Momentum does not believe that the current competitors will have a material adverse affect on its profitability due to the existence of many metropolitan cities and fleets that are not targeted by existing competitors.

The biodiesel industry is relatively new, and a suitable customer base is not currently adequately defined. Customers may include municipalities, school districts, and military. However, given that the customer base may be narrow, it is possible that other producers of biodiesel fuel may provide significant competition for these markets. Though Momentum believes that it will be able to sell the product that it produces, there has been no clear market study done by Momentum to substantiate the fact that significant competition might not arise or that the market would not be sensitive to such competition.

Industry Overview

The market for biodiesel and alternative fuels is growing at a rapid pace due to continuing increases in petroleum prices, the availability of government subsidies, and federal regulations. In 2002, approximately 15 million gallons of biodiesel were produced in the United States. In 2003, the number increased to 25 million, and 75 million in 2004. The expected demand based on estimates from the National Biodiesel Board for 2006 is forecast to be between 100 and 125 million gallons. There are currently about 1,000 distributors and 200 biodiesel retail pumps in the United States, up from a handful two years ago. The National Biodiesel Board ("NBB") has estimated that the number of consumer biodiesel fueling stations rose nearly 50% last year to 200. Momentum believes that biodiesel will be further integrated into the existing petroleum-delivery infrastructure as more terminals begin to carry the product. Terminals currently carrying biodiesel are located in Texas, Kansas, Alabama, Georgia, Indiana, Minnesota, Wisconsin, and Iowa. The U.S. Department of Energy ("DOE") has identified biodiesel as the fastest growing segment of the alternative fuel market. The DOE has estimated that biodiesel sales could reach about $2 billion annually with government incentives, representing about 8% of conventional highway diesel fuel consumption. Based on current rates of petroleum consumption, the DOE also predicts that demand for petroleum products will outstrip supply around 2037. The need for the United States to reduce its dependence on petroleum provides unique opportunities for makers of alternative fuels, such as biodiesel. Momentum believes that it is in a unique position to exploit the growing demand for biodiesel.

The biodiesel industry remains in its infancy, with no single company possessing a dominant market position. Momentum also believes that the availability of raw products will not be impacted by this projected growth because there are numerous large companies that provide the feedstock necessary for Momentum to manufacture its product and the U. S. is a net exporter of soy oil. In addition, there are many satisfactory substitutes for feedstock, although some are more costly, that are just as abundant and readily available.

The biodiesel industry is part of the broader alternative fuel industry. Alternative fuel is any fuel that can be substituted for traditional gasoline or diesel fuels. Compressed natural gas, methanol, ethanol, propane, electricity, biodiesel, and hydrogen are all federally recognized alternative fuel sources. While there are vehicles that are currently designed to run on such alternative fuels, biodiesel has the advantage of working with unmodified diesel engines, eliminating modification costs that would ultimately be passed on to consumers.

Federal, state, and local governments that own fleets of diesel trucks continue to be a driver of demand for the biodiesel industry. It is estimated that federal fleets have increased usage of biodiesel fuel from approximately 500,000 gallons in 2000 to around 30 million gallons in 2004. According to the NBB, as of May 2004, there were more than 400 major fleets using biodiesel, including all branches of the United States military, Yellowstone National Park, NASA, several state departments of transportation, major public utility fleets, cities such as Berkeley, California, and more than 50 school districts.

The extent of biodiesel's penetration in these markets is largely a result of the requirements of the Energy Policy Act ("Act"). Passed in 1992, the Act requires federal, state, and some local fleets to phase in partial use of alternative fuel vehicles by 2006. Government vehicles can meet the requirements of the Act by using B20 (B20 is a mix of 20% biodiesel and 80% petroleum diesel) in their existing diesel engines. Because B20 does not require fleets to purchase new equipment, it is the cheapest way to comply with the Act. A survey conducted on behalf of the NBB was presented to 53 fleets representing more than 50,000 diesel-powered vehicles and found that 91% of respondents were in favor of using biodiesel. Forty-five percent of fleets surveyed were currently using biodiesel, and among them, B20 was the fuel of choice.

Momentum believes that new "clean diesel" rules requiring the marketing of only low sulfur promulgated by the Environmental Protection Agency ("EPA") also have the potential to increase demand for biodiesel fuels. Starting in mid-2006, the EPA will require diesel refiners to reduce nitrogen oxide emissions by removing up to 99% of the sulfur content in the fuel. Reducing sulfur in traditional diesel reduces the fuel's lubricity. Biodiesel produced from soybean oil, however, has no sulfur and serves as a good lubricator--providing a solution to refiners seeking compliance with the regulations. In May 2004, the EPA announced that these same rules would apply to diesel for "off-road" diesel vehicles, such as farm and construction equipment, starting in 2007. Industries affected by the change will include agriculture, construction and mining--all of which rely heavily on larger diesel machinery. Momentum believes that these regulations represent a strong opportunity for Momentum to increase sales and expand its customer base.

Regulatory Environment

Although biodiesel is competitive with petroleum diesel with the federal excise tax credit, to some extent, the future of biodiesel production and consumption is likely tied to public policy. Regulations that encourage or even force biodiesel consumption coupled with financial incentives tied to both production and blending will be key in determining the future of biodiesel in the near term. There are several policies either in place or under consideration at both the federal and state levels that will impact on the ability of biodiesel to enter the mainstream of fuel consumption. In 1992, Congress passed the Energy Policy Act (EPAct) intended to improve air quality by encouraging the use of cleaner burning fuels. In 1998, Congress approved use of B20 as an EPAct compliance strategy for federal fleet vehicles. This has resulted in increased use of biodiesel in federal fleets.

The Renewable Fuel Standard that is part of the recently passed Energy Bill requires that some percentage of overall fuel consumption come from renewable fuels. Current estimates are that the combination of the EPAct and the Renewable Fuel Standard will result in a total biodiesel demand by 2016 of between 400 and 700 million gallons per year (Frazier Barnes and Associates).

The most direct support for biodiesel production to date has come from the Commodity Credit Corporation (CCC) of USDA. The CCC subsidizes the purchase of feedstock used in biodiesel production based on the price of soybean oil (the payment for other feedstock is a function of the ratio of the feedstock's price to the price of soybean oil). This subsidy is scheduled to expire in the third quarter of 2006 and has not been considered in any of the Company's projections or business plans.




Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None

Item 2.06 Material Impairments

        None

Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 Unregistered Sales of Equity Securities

        The Company is issuing, at closing 38,000,000 shares of common stock pursuant to the Plan and Agreement of Reorganization to acquire 100% of Momentum Biofuels, Inc. The transaction is exempt fom Registration under Sections 4(2) and 4(6) of the Securities Act of 1933.

Item 3.03 Material Modification to Rights of Security Holders

        None

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

        None.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

        Momentum, pursuant to the Plan and Agreement of Reorganization, is issuing 38,000,000 shares to shareholders of Momentum Biofuels, Inc. concurrently, 13,000,000 shares are being retired to treasury from Ultimate Investments, Inc. and J. Paul Consulting, Inc.

Name and Address                        Shares Beneficially Owned
of Beneficial Owner                 Number                Percent (Post Closing)
-------------------                 ------                -------
Charles Phillips                    38,000,000            73%



Jim Pyle                            0                     0


All directors and executive
officers as a group (1 person)

Each principal shareholder has sole investment power and sole voting power over the shares.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As part of the Plan and Agreement of Reorganization certain management changes are being inmplemented. Chareles Phillps and Jim C. Pyle are being appointed to the Board. Mr. Phillips appointment id effective now and Mr. Pyles appointment will be effective 10 days after mailing Notice to Shareholders on Form 14f-1.

New Management Team

Charles T. Phillips -       Chairman, President and Chief Executive Officer

         Mr. Phillips is appointed as Chairman, President and CEO and is responsible for business strategy, goal setting and providing direction toward reaching organizational goals. He will also work jointly with the management team on securing purchasing, logistics and marketing contracts and relationships.

     He has previously served as Chairman, President and Director of Systems Management Solutions, Inc. (OTCBB:SSMG), parent of SMS Envirofuels, Inc and Aspect Business Solutions, Inc., as well as an Advisory Director of SaFuels, Inc. both biodiesel producers.

     Mr. Phillips became interested in the biodiesel industry in 1998 as counsel to Texoga Industries, Inc. and was responsible for the organization of SaFuels, Inc. which began the operation of a pilot plant that year. In 2001, SaFuels, Inc. entered into a joint venture with Aegis Fuels Technologies, Inc., another client of Mr. Phillips and after the expenditure of several hundred thousand dollars in research and development, that company became SMS Envirofuels, Inc. and was acquired by Systems Management Solutions, Inc.

     Mr. Phillips has been involved in the legal as well as the business operations of several companies. During the 1970's, he was involved in the securities registration, marketing and operations of several oil and gas and real estate limited partnerships. During the 1980's, he was involved in several public companies, including as founding shareholder of Ensource, Inc. (NYSE:EEE). During the 1990's, Mr. Phillips was a founding director of International Well Control, Inc. and served as General Counsel to its successor, Boots & Coots International Well Control, Inc. (AMEX:WEL).

         Mr. Phillips is an attorney, licensed to practice in the State of Texas and admitted to practice before the United States District Courts for the Southern and Western Districts of Texas and before the United States Court of Appeals for the Fifth Circuit. He is also a member of the College of the State Bar of Texas. Mr. Phillips attended the University of Texas and the University of Texas School of Law, receiving his JD degree in 1966.

Jim C. Pyle -     Chief Financial Officer

         Mr. Pyle is appointed as Chief Financial Officer, Senior Vice President, Treasurer and Secretary and is responsible for directing the organization's financial planning and accounting practices and managing relationships with lending institutions, investors, and the financial community.

         From June 2002 until October 2003, Mr. Pyle served as a director and Chief Financial Officer of Systems Management Solutions, Inc. (OTCBB:SSMG) where he was responsible for directing the organization's financial planning, mergers and acquisitions, consolidations, accounting practices, managing relationships with lending institutions, investors, and the financial community. In January of 2004, Mr. Pyle became a consultant to Systems Management Solutions, Inc. regarding several special projects. He has prepared financial models and done extensive research on the USDA and Texas subsidies for biodiesel producers and marketers. He has also collected and reviewed dozens of research papers and feasibility studies dealing with biodiesel. Additionally, he has reviewed the business models and capital structures of several domestic and foreign publicly traded biodiesel companies.

In 2004 Mr. Pyle served as interim Chief Financial Officer for eLinear Business Solutions (AMEX:ELU) a network-related technology solutions provider of comprehensive, integrated security, IP telephony, and network & storage solutions. In 2003, Mr. Pyle founded Centivity, LLC to engage in Business Development and Marketing Consulting in the small and midsize business market. In 1998, Mr. Pyle founded and acted as Managing Director of ROI Group, LLC, which was the manager of two small investment funds. In 1995, Mr. Pyle co-founded Medical Directions, Inc., a fully integrated risk bearing physician practice management company, where he served as Executive Vice President and Member of the Board of Directors until 1997. Mr. Pyle was the founder of OXAS Energy, an independent oil and gas company and he was with the company from 1988 to 1991.

Mr. Pyle brings over 20 years of corporate finance, sales, business development, and marketing experience to Momentum Biofuels, Inc. His areas of expertise include capital acquisition, management, forecasting, negotiation training and management, needs alignment, long-term strategic planning and simple critical number tracking. Mr. Pyle has worked with several private equity and investment banking firms since 1984 and has been involved in several IPO's, private financings, and over 50 buy-side merger and acquisition transactions.

He has been a member of Young Entrepreneurs Organization (YEO), where he served as President of the Dallas Chapter from 1996-1997. Mr. Pyle has a Bachelor of Science in Business Administration and Real Estate Finance from the University of Arkansas.

     Mr. Jeff Ploen has resigned a President, CEO, CFO and has tendered his resignation as director, to be effective 10 days after mailing of Notice to Sharholders on Form 14f-1.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        The Company, by its Board of Directors, has adopted Amended and Restated Bylaws to update and modernize its Bylaws under Colorado law.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.

Item 5.06 Change in Shell Status

The Company has acquired Momentum Biofuels, Inc. in a Share Exchange to enter into the business of biodiesel production. The Company is planning to attempt a private placement of $5,000,000 for capital to build and operate the plant.

Section 6 - [Reserved]


Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

        None

Section 8 - Other Events

Item 8.01 Other Events

       Other Key Employees

Risk Factors Associated with Momentum Biofuels, Inc.

Volatile Raw Material Prices

At the current time, the main ingredient proposed to be used to produce the Company's biodiesel is soybean oil. Soybean oil is an international commodity for which a price is set on the international agricultural market. The price of soybean oil varies dramatically from month to month and year to year based on various complex factors at play on the world soybean oil market. Momentum intends to take reasonable and prudent measures to attempt to mitigate the effect on its production costs due to fluctuations in the price of soybean oil that it purchases to produce biodiesel. However, there is no guaranty that the Momentum will be successful in controlling such costs. Adverse pricing in the world market may have an adverse affect on the Company's profitability or ability to continue as a going concern.

Competition for Customers

The biodiesel industry is relatively new, and a suitable customer base is not currently well defined. Customers may include municipalities, school districts, military, federal fleets and retail. However, given that the customer base may be narrow, it is possible that other producers of biodiesel fuel may provide significant competition for these markets. Though Momentum believes that it will be able to sell the product that it produces, there has been no clear market study done by the Momentum to substantiate the fact that significant competition might not arise or that the market would not be sensitive to such competition.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

     3.6 Amended and Restated Bylaws
    10.1 Agreement and Plan of Reorganization
    10.2 Exchange Agreement
    16.1 Resignation of Auditor
    23.1 Consent of Michael Johnson & Co., LLC
    23.2 Consent of Jaspers + Hall, PC
    99.1 Audited Financial Statements of Momentum Biofuels, Inc.
    99.2 Pro Form Consolidated Financial Statements

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 31, 2006                             TONGA CAPITAL CORP.


                                                  By: /s/ Jeffrey Ploen
                                                  ---------------------------
                                                  Jeffrey Ploen, President




             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
Momentum Biofuels, Inc.
Houston, Texas

We have audited the accompanying balance sheet of Momentum Biofuels, Inc. (a development stage company) as of May 22, 2006, and the related statements of loss stockholder's equity and cash flows for the period from inception (May 8, 2006) through May 22, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Momentum Biofuels, Inc. as of May 22, 2006, and its results of operations for the period from inception (May 8, 2006) through May 22, 2006, in conformity with accounting principles generally accepted in the United States of America.

May 26, 2006

Malone & Bailey, PC
www.malone-bailey.com
Houston, Texas




                             MOMENTUM BIOFUELS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                                  MAY 22, 2006


           ASSETS

Cash                                                                                      $       100
Prepaid asset                                                                                   1,500
                                                                                          -----------
       Total Assets                                                                       $     1,600
                                                                                          ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable                                                                          $         -

Commitments                                                                                         -

STOCKHOLDERS' EQUITY:
 Preferred stock, $.00001 par value,
    5,000,000 shares authorized, none issued
    and outstanding        -
 Common stock, $.00001 par value, 100,000,000 shares
      authorized, 38,000,000 issued and outstanding                                               380
 Additional paid-in capital                                                                     6,098
 Deficit accumulated during development stage                                                  (4,878)
                                                                                          -----------
    Total Stockholders' Equity                                                                  1,600
                                                                                          -----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $         -
                                                                                          ===========


See note to the financial statements




                             MOMENTUM BIOFUELS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                STATEMENT OF LOSS
                       Period from inception (May 8, 2006)
                              through May 22, 2006






General and administrative costs                                                $    4,878
                                                                                 ---------
Net loss                                                                        $   (4,878)
                                                                                 =========
Basic and diluted net loss per share:                                           $    (0.00)
Weighted average shares outstanding:                                            38,000,000



See note to the financial statements




                             MOMENTUM BIOFUELS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                           STATEMENT OF STOCKHOLDER'S
                      EQUITY Period from inception (May 8,
                           2006) through May 22, 2006





                                              Preferred                      Paid-In        Accumulated
                                                Stock       Common Stock     Capital          Deficit             Total
                                           ---------        -------       --------       -----------         ---------
Balance at May 8, 2006                        $   -              -              -                -                  -
Contribution of     organizational costs          -              -            4,878              -                4,878
Contribution of cash                              -             380           1,220              -                1,600
Net loss                                          -              -              -             (4,878)            (4,878)

Balance at May 22, 2006                    ---------        -------       --------       -----------         ---------
                                              $   -             380           6,098           (4,878)             1,600
                                           =========        =======       ========       ===========         =========




See note to the financial statements




                             MOMENTUM BIOFUELS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
            Period from inception (May 8, 2006) through May 22, 2006



Cash Flows from operating activities:
   Net loss                                                                                   $   (4,878)
  Adjustments to reconcile net loss to
     net cash used in operating activities:
      Organizational costs contributed by principal owner                                           4,878
  Increase in prepaid assets                                                                      (1,500)
                                                                                                ---------
Net cash used in operating activities                                                             (1,500)
                                                                                                ---------

Cash Flows from investing activities:
    Contributions of capital                                                                        1,600
                                                                                                ---------
Net cash provided by investing activities                                                           1,600
                                                                                                ---------

Net change in cash                                                                                    100

Cash at beginning of period                                                                             -
                                                                                                ---------
Cash at end of period                                                                           $     100
                                                                                                =========



See note to the financial statements

                             MOMENTUM BIOFUELS, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTE TO FINANCIAL STATEMENTS


Summary of Significant Accounting Policies

         Organization

          Momentum Biofuels, Inc. (Momentum) was organized in Texas in May, 2006. Momentum is currently considered a development stage company as defined in SFAS No. 7 and has no operations. It will apply its resources to seek additional capital to build a biodiesel production facility.

         Revenue Recognition

          Momentum recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectibility is reasonably assured. This typically occurs when the product is shipped. The Company has not had revenues since its inception.

         Loss per share

          The computation of loss per share of common stock is based on the weighted average number of shares outstanding during the period.

         Statement of cash flows

          For purposes of the statement of cash flows, Momentum considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents. The Company has no cash equivalents.

         Income taxes

          Momentum accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes" which requires the liability approach for the effect of income taxes.

         Use of Estimates

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and related notes to financial statements. Changes in such estimates may affect amounts reported in future periods.

         Recently issued accounting pronouncements

          Momentum does not expect the adoption of recently issued accounting pronouncements to have a significant impact on its results of operations, financial position or cash flow.

                            TONGA CAPITAL CORPORATION

                     UNAUDITED PROFORMA FINANCIAL STATEMENTS

                                  May 31, 2006




                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET

                                  MAY 31, 2006

                                                                                               Pro Forma      Pro Forma
                                                   TONGA                   MOMENTUM           Adjustments     Combined
                                                   -----                   --------           -----------     --------

             ASSETS

Cash and cash equivalents                                 $ -                 $ 100                                  $ 100
Prepaid Expenses                                            -                 1,500                 -                1,500
                                              ----------------       ---------------      ------------       --------------
   Total Assets                                             -                 1,600                 -                1,600
                                              ================       ===============      ============       ==============
         LIABILITIES & STOCKHOLDERS' EQUITY

Trade Accounts Payable                                  1,249                     -                 -                1,249
                                              ----------------       ---------------      ------------       --------------
   Total Liabilities                                    1,249                     -                 -                1,249
                                              ----------------       ---------------      ------------       --------------
Capital stock                                         243,900                   380              (380) a
                                                                                              237,500  b           481,400
Paid in capital                                       766,760                 6,098            (6,098) a           516,760
                                                                                             (250,000) b
Retained earnings (deficit)                        (1,011,909)               (4,878)            6,478  a
Retained earnings (deficit)                                 -                     -            12,500  c          (997,809)
                                              ----------------       ---------------      ------------       --------------
   Total Stockholders' Equity                          (1,249)                1,600                 -                  351
                                              ----------------       ---------------      ------------       --------------
   Total liabilities & stockholders' equity
      (deficit)                                             -                 1,600                 -                1,600
                                              ================       ===============      ============       ==============
(a) Elimination of Momentum Equity
(b) Additional Paid-In Capital adjustments
(c)  Stock retired to Treasury





                                               UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                                                               Period Ended May 31, 2006)


                                                                                          Pro Forma
                                                    TONGA                M0MENTUM          Combined
                                              -----------------     -----------------------------------

       Net Revenue                                           -                   -                   -
                                              -----------------     ---------------    ----------------

          Gross Profit                                       -                   -                   -
                                              -----------------     ---------------    ----------------

       Expenses
       General and Administrative                            -               4,878               4,878
                                              -----------------     ---------------    ----------------

          Operating Expense                                  -               4,878               4,878
                                              -----------------     ---------------    ----------------

       Net Income/(loss)                                     -              (4,878)             (4,878)
                                              -----------------     ---------------    ----------------

                            TONGA CAPITAL CORPORATION
                Notes to Unaudited ProForma Financial Statements
                                  May 31, 2006



Note 1 - Organization and Summary of Significant Accounting Policies:
         ------------------------------------------------------------

Organization:

The Company was incorporated on January 29, 1987, in the state of Colorado. The Company was organized to operate any type of lawful business as the officers and directors of the Registrant could, in their absolute discretion, determine. On May 31, 2006 Tonga Capital Corporation signed an Agreement and Plan of
Reorganization with Momentum Biofuels, Inc (a Texas Corporation). The shareholders of Momentum Biofuels, Inc. are to receive 38,000,000 shares of common stock of Tonga Capital in exchange for the 38,000,000 outstanding shares of Momentum Biofuels and become a wholly owned subsidiary of Tonga Capital Corporation. The Company's fiscal year end is December 31.

Note 2 - Unaudited Pro-Forma Results:

The following unaudited pro-forma financial information presents the combined results of operations of Tonga Capital Corporation and Momentum Biofuel, Inc. as of the merger May 31, 2006.

Note 3 - Going Concern:

The Company's financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company is in the development stage and has not earned any revenue from operations. The Company's ability to continue as a going concern is dependent upon its ability to develop additional sources of capital or locate a merger candidate and ultimately, achieve profitable operations. The accompanying financial statements do not include any adjustments that might result from the outcome of these uncertainties. Management is seeking new capital to revitalize the Company.